UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
October 12, 2021

Commission File Number: 0-29923

Orbital Energy Group, Inc.
(Exact Name of registrant as specified in Its Charter)

Colorado	84-1463284
(State or jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1924 Aldine Western, Houston, Texas	77038
(Address of Principal Executive Offices)	(Zip Code)

(503) 612-2300
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	OEG	Nasdaq Capital Market

Section 5 - Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders
At the Annual Meeting of Shareholders for Orbital Energy Group, Inc. (“The Company”) on October 12, 2021, the Company’s shareholders: (i) elected nine directors; (ii) ratified the appointment of Grant Thornton LLP, as the Company’s independent registered public accounting firm for the year ending December 31, 2021; (iii) approved, on an advisory basis, the compensation paid to the Company’s named executive officers; and (iv) approved an amendment to paragraph 11.27 of the Orbital Energy Group 2020 Incentive Award Plan by increasing the Overall Share Limit to 5,000,000.

Proposal 1: Election of nine directors - each to a one-year term:

Nominee	For	Withheld	Broker Non-votes

William J. Clough	17,033,504	1,335,119	20,957,453

James F. O'Neil III	17,444,542	924,081	20,957,453

C. Stephen Cochennet	16,744,669	1,623,954	20,957,453

Paul D. White	17,065,752	1,302,871	20,957,453

Corey A. Lambrecht	16,731,216	1,637,407	20,957,453

Sarah Tucker	17,077,691	1,290,932	20,957,453

Paul T. Addison	17,537,574	831,049	20,957,453

Jerry Sue Thornton	17,625,046	743,577	20,957,453

La Forrest V. Williams	17,653,091	715,532	20,957,453

Proposal 2: Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accountants for the year ending December 31, 2021:

For	Against	Abstain	Broker Non-votes
37,819,831	353,421	1,152,824	—

Proposal 3: Advisory vote on the Company’s executive compensation (Say-on-Pay):

For	Against	Abstain	Broker Non-votes
15,524,617	2,619,258	224,748	20,957,453

Proposal 4: To approve an amendment to paragraph 11.27 of the Orbital Energy Group 2020 Incentive Award Plan by increasing the Overall Share Limit to 5,000,000;

For	Against	Abstain	Broker Non-votes
15,697,030	1,913,122	758,471	20,957,453

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Signed and submitted this 15th day of October 2021.

Orbital Energy Group, Inc.
(Registrant)

By:	/s/ Daniel N. Ford
Daniel N. Ford
Chief Financial Officer